UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 8, 2006




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    1-13245               75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)             File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas               75039
------------------------------------------------             ----------
   (Address of principal executive offices)                  (Zip Code)


                                 (972) 444-9001
              ---------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant to Rule 14a-12 under the  Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                      Page

  Item 7.01.  Regulation FD Disclosure..............................   3

  Item 9.01.  Financial Statements and Exhibits.....................   3

              (d)   Exhibits........................................   3

  Signature.........................................................   4

  Exhibit Index.....................................................   5




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


                        PIONEER NATURAL RESOURCES COMPANY



Item 7.01.    Regulation FD Disclosure

     On March 8, 2006, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that its Board of Directors approved its 2006 capital budget of approximately $1.3 billion, an increase of approximately $200 million from comparable 2005 capital spending excluding acquisitions. In the new release, the Company also provided (i) an operations update and (ii) a first quarter 2006 financial outlook based on current expectations, including a supplemental hedge information schedule as of March 7, 2006, which is attached hereto as exhibit 99.2.

     The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties, which may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, third party approvals, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, availability of drilling equipment, the Company's ability to replace reserves, implement its business plans (including its plans to complete certain asset divestments and to repurchase stock), or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are available from the Company or the United States Securities and Exchange Commission.

Item 9.01.   Financial Statements and Exhibits

       (d)   Exhibits

             99.1   News Release dated March 8, 2006.
             99.2   Supplemental Hedge Information Schedule As Of March 7, 2006.



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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PIONEER NATURAL RESOURCES COMPANY




Date:  March 8, 2006          By:    /s/ Darin G. Holderness
                                   -------------------------------------------
                                   Darin G. Holderness
                                   Vice President and Chief Accounting Officer




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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

  99.1(a)          News Release dated March 8, 2006.
  99.2(a)          Supplemental Hedge Information Schedule As Of March 7, 2006.


-------------
(a) Furnished herewith.




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